                          ASSIGNMENT OF NOTE AND LIEN

"EFFECTIVE DATE:"        _____________ __, 1999

"INVESTOR:"              __________________________,
                         a __________ _____________

"INVESTOR'S ADDRESS:"    __________________________
                         __________________________

"BORROWER:"              __________________________

"GUARANTORS:"            __________________________

"PRINCIPAL AMOUNT:"      $_________________________

"LOAN DATE:"             ____________ __, 1999


Schlotzsky's Real Estate, Inc., a Texas corporation (the "Lender"), the present legal and equitable owner and holder of that one certain Promissory Note (the "Note") in the Principal Amount dated the Loan Date executed by the Borrower payable to the order of the Lender, for a good and valuable consideration paid to the undersigned, the receipt and sufficiency of which is hereby acknowledged, has TRANSFERRED and ASSIGNED, GRANTED and CONVEYED and by these presents TRANSFERS, ASSIGNS, GRANTS and CONVEYS unto the Investor, at Investor's Address, all of Lender's right, title, and interest in the following documents (collectively the "Transaction Documents"):

     A.  The Note;

     B. That certain mortgage or deed of trust (the "Mortgage") of even date with the Note, executed by the Borrower, covering the property described on Exhibit A attached and being duly recorded;

     C.  Guaranty by Guarantors in favor of Lender of even date with the Note.

     D.  Loan Agreement between Borrower and Lender of even date with the Note.

This Assignment of Note and Lien is made and accepted without recourse or warranties, express or implied, by or upon the undersigned, except as specifically set forth herein. Lender hereby represents and warrants to Investor as follows:

1. Each of the Transaction Documents to which Lender is a party has been duly and validly authorized, executed and delivered by Lender; is in full force and effect; and constitutes the legal, valid and binding obligation of Lender, enforceable in accordance with its respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and general principles of equity.

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2.   No default or event which, with the giving of notice or lapse of time or both, would become a default has occurred under the Transaction Documents.

3. The Transaction Documents delivered to Investor by Lender constitute the entire agreement of the parties with respect to the subject matter thereof.

4. Lender has not heretofore assigned or pledged its interest in the Note or Mortgage, and the Mortgage on subject premises is a first lien free and clear of any and all encumbrances.

5.   All required payments under the Note have been made in a timely manner.

6.   There have been no prepayments under the Note.

7. Lender has delivered to Investor the sole original copy of the Note and Mortgage.

8.   The Note and Mortgage comply with all applicable laws and regulations.

9. Lender has made all disclosures to the Borrower required by law, and all sales, use and personal property taxes related to the Note and Mortgage have been paid in full as required by law.

10. All parties to the Note and Mortgage had full capacity to contract and all signatures of such parties are genuine.

11. Lender has fully performed all terms, covenants and conditions required on its part under the Note and Mortgage.

12. Upon request, Lender will execute such documents as Investor may reasonably request in furtherance of the foregoing.

13. The execution by Lender of the Transaction Documents and its participation in the subject transaction is in its ordinary course of business and within the scope of its existing corporate authority.

14. There is no action, suit or proceeding pending against Lender before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way, impair the execution, delivery or performance by Lender of this Assignment of Note and Lien or the Transaction Documents.

15. No approval of, or consent from, any governmental authorities is required for the execution, delivery or performance by Lender of any of Transaction Documents.

16. The execution, delivery and performance by Lender of this Assignment of Note and Lien and the Transaction Documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Lender and do not conflict and are not inconsistent with, and will not result (with or without the giving of notice or passage of time, or both) in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the

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     Note or Mortgage under any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guaranty or other instrument to which Lender is a party or by which Lender may be bound, or to which Lender or its property may be subject, or under Lender's by-laws.

Investor shall have full recourse to Lender for breach of any of the foregoing representations, covenants, and warranties and such recourse shall survive the execution of this Assignment of Note and Lien.


EXECUTED as of the Effective Date.


                                       SCHLOTZSKY'S REAL ESTATE, INC.


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


STATE OF TEXAS      )
                    )
COUNTY OF TRAVIS    )

This instrument was acknowledged before me on this the ___ day of _________, ____, by _______________ , __________________ of Schlotzsky's Real Estate,
Inc., a Texas corporation, on behalf of said corporation.


                              ------------------------------------
                              Notary Public, State of Texas



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                                  EXHIBIT A

                              LEGAL DESCRIPTION


















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